                                                                    Exhibit 10.4

THIS OPTION AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE LAWS OF ANY STATE, AND HAVE BEEN TAKEN BY THE ISSUEE FOR HIS OWN ACCOUNT AND NOT WITH A VIEW OF THEIR DISTRIBUTION. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER SAID ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) THE TRANSFER AGENT (OR CORPORATION IF THEN ACTING AS ITS OWN TRANSFER AGENT) IS PRESENTED WITH A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER.

SALE OR OTHER TRANSFER OF THIS OPTION OR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION IS FURTHER RESTRICTED FOR UP TO 12 MONTHS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE CORPORATION.

                       REDLINE PERFORMANCE PRODUCTS, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (the "AGREEMENT") is made and entered into effective the 15th day of October, 2002, by and between Redline Performance Products, Inc., a

Minnesota corporation (the "CORPORATION"), and Mark A. Payne (the "OPTIONEE").

                                    RECITALS

         Pursuant to an employment agreement by and between the Corporation and the Optionee dated effective as of the 15th day of October, 2002 (the "EMPLOYMENT AGREEMENT"), the parties have agreed that as a portion of the compensation described in such Employment Agreement, the Corporation shall grant to the Optionee an option to purchase shares of the Corporation's One Cent ($0.01) per share par value common stock (such class of capital stock of the Corporation is referred to herein as "COMMON STOCK") under the terms set forth herein.

         NOW, THEREFORE, in consideration of the promises and covenants contained herein, the Corporation and the Optionee hereby agree as follows:

                                    AGREEMENT

1.)      Grant of Option. The Corporation hereby grants to the Optionee, effective as of the 15th day of October, 2002 (the "GRANT DATE"), an option (the "OPTION") to purchase an aggregate of two hundred forty thousand (240,000) shares of Common Stock upon the terms and conditions set forth in this Agreement. The shares of Common Stock subject to the Option are hereinafter referred to as the "OPTION SHARES." The Option is not intended to qualify as an option qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

2.)      Option Price. Subject to any adjustments pursuant to the provisions of this Agreement, the purchase price for the Option Shares shall be Three and 75/100 Dollars ($3.75) per share (the "OPTION PRICE"), which price is not less than one hundred percent (100%) of the fair market value of a single share of Common Stock as of the Grant Date.

3.)      Term of Option; Time of Exercise.

         (a) The term of the Option is for a period commencing on the Grant Date and terminating on the close of business on the earlier of: (i) October 15, 2009, and (ii) the date one hundred eighty (180) days after termination of Optionee's employment with the Corporation (the "OPTION PERIOD").

         (b) Subject to restrictions set forth in this Agreement, the Options shall become exercisable as follows:

Vesting Date        No. of Shares        Vesting Date        No. of Shares
------------        -------------        ------------        -------------
   4/15/03             30,000               4/1/05              15,000

  10/15/03             30,000               7/1/05              15,000

   1/1/04              15,000               10/1/05             15,000

   4/1/04              15,000               1/1/06              15,000

   7/1/04              15,000               4/1/06              15,000

   10/1/04             15,000               7/1/06              15,000

   1/1/05              15,000               10/1/06             15,000

4.)      Manner of Exercise of Option. This Option may be exercised by the
Optionee, in whole or in part, by delivery to the Corporation of the form of exercise hereof duly executed, accompanied by payment (whether in cash, cashier's check, bank draft or another form of consideration acceptable to the Corporation) in full of the amount of the aggregate Option Price for the number of Option Shares with respect to which this Option is then being exercised; provided, however, that this Option must be exercised in multiples of not less than one hundred (100) Option Shares or the remaining number of Option Shares if such number is less than one hundred (100). An Option shall be deemed to have been exercised immediately prior to the close of business on the date the Corporation is in receipt of written notice of exercise of this Option in the form attached hereto and payment for the number of Option Shares being acquired upon exercise of this Warrant. The person entitled to receive the Option Shares issuable upon such exercise shall be treated for all purposes as the holder of such Option Shares of record as of the

                                       2.

close of business on such date. As promptly as practicable on or after such date, the Corporation shall issue and deliver to the person or persons entitled to receive such Option Shares a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of an Option Share, as provided below.

5.)      No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise of this Option. In lieu of any fractional shares which would otherwise be issuable upon exercise of this Option, the Corporation shall pay cash equal to the product of such fraction multiplied by the fair market value of one (1) share of Common Stock on the date of exercise as determined in good faith by the Corporation.

6.)      Adjustment of Option Price and Number of Option Shares. The number and kind of securities issuable upon the exercise of this Option shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (a) Adjustment for Stock Dividends, Splits and Consolidations. In case the Corporation shall at any time subdivide the outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Option Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Option Price in effect immediately prior to such combination shall be proportionately increased.

         (b) Adjustment for Reorganizations or Consolidations. If any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("SUBSTITUTED PROPERTY") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Optionee shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Option and in lieu of the Common Stock of the Corporation immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Substituted Property as would have been issued or delivered to the Optionee if the Optionee had exercised this Option and had received upon exercise of this Option the Option Shares prior to such reorganization, reclassification, consolidation, merger or sale, less the amount of the aggregate Option Price.

7.)      Change in Control.

         (a) Change in Control. For purposes of this Section 7, a "CHANGE IN CONTROL" of the Corporation means: (i) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Corporation (in one transaction or in a series of related transactions) to a person or entity that is not controlled, directly or indirectly, by the Corporation, or (ii) a merger or consolidation to which the Corporation is a party if the shareholders of the Corporation immediately prior to effective date of such merger or consolidation do not have "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act

                                       3.

         of 1934, as amended (the "EXCHANGE ACT")) immediately following the effective date of such merger or consolidation of more than fifty percent (50%) of the combined voting power of the surviving corporation's outstanding securities ordinarily having the right to vote at elections of directors.

         (b) Acceleration of Vesting. In the event a Change in Control of the Corporation occurs, this Option shall become immediately exercisable in full.

         (c) Cash Payment for Options. If a Change in Control of the Corporation occurs, the Corporation may, in its sole discretion and without the consent of the Optionee, determine that the Optionee will receive, with respect to and in lieu of some or all of the Option Shares, as of the effective date of any such Change in Control of the Corporation, cash in an amount equal to the product of such number of Option Shares and the excess of the fair market value of the Common Stock (as determined in good faith by the Corporation) either immediately prior to the effective date of such Change in Control of the Corporation or, if greater, determined on the basis of the amount paid as consideration by the other party(ies) to the Change in Control transaction, over the Option Price.

         (d) Limitation on Change in Control Payments. Notwithstanding anything in Sections 7(b) or (c) to the contrary, if the Corporation is then subject to the provisions of Section 280G of the Code, and if the acceleration of the vesting of an Option as provided in Section 7(b) or the payment of cash in exchange for all or part of an Option as provided in Section 7(c) (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Optionee has the right to receive from the Corporation would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the payments to such Optionee pursuant to Sections 7(b) or (c) will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if such Optionee is subject to a separate agreement with the Corporation which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, then the limitations of this Subsection (d) will, to that extent, not apply.

8.)      No Stockholder Rights. This Option shall not entitle the Optionee to any of the rights of a stockholder of the Corporation prior to exercise of this Option.

9.)      No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Optionee to exercise the Option. Nothing in this Agreement confers upon the Optionee any rights respecting any employment or limits the Optionee's rights or the Corporation's rights to terminate any such employment.

10.)     Covenants of the Corporation. The Corporation covenants that during the period this Option is exercisable, the Corporation will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of the Option Shares upon the exercise of this Option. The Corporation further covenants that all Option

                                       4.

Shares that may be issued upon the exercise of this Option will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

11.)     Compliance with Securities Laws and Other Transfer Restrictions. The
Optionee, by acceptance hereof, agrees, represents and warrants that this Option and the Option Shares which may be issued upon exercise hereof are being acquired for investment, that the Optionee has no present intention to resell or otherwise dispose of all or any part of this Option or any Option Shares, and that the Optionee will not offer, sell or otherwise dispose of all or any part of this Option or any Option Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "ACT"), or applicable state securities laws. The Corporation may condition any transfer, sale, pledge, assignment or other disposition on the receipt from the party to whom this Option is to be so transferred or to whom Option Shares are to be issued or so transferred, on any representations and agreements requested by the Corporation in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon exercise of this Option, the Optionee shall, if requested by the Corporation, confirm in writing the Optionee's investment purpose and acceptance of the restrictions on transfer of the Option Shares.

12.)     Representations. The Optionee acknowledges and represents as follows:

         (a) The Option and any Option Shares acquired pursuant to exercise of the Option are being acquired for the Optionee's own account and for investment and not with the view to, or for resale in connection with, any distribution or public offering of the Option Shares within the meaning of the Act or any applicable state securities laws.

         (b)      The Optionee understands that:

                  (1) Neither the Option nor the Option Shares to be issued upon exercise of the Option have been registered for offering or sale under the Act or any state securities laws;

                  (2) The Option and the Option Shares have not been registered under the Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of such laws, and the reliance of the Corporation upon such exemptions is predicated upon the representations, warranties and covenants of the Optionee;

                  (3) The Option and the Option Shares may not be transferred or resold without registration under the Act and any applicable state securities laws or the existence of an exemption from those registration requirements; and

                  (4) The Corporation has not agreed to register the Option or the Option Shares for distribution under the provisions of the Act or applicable state securities laws, and has not agreed to comply with any exemption under the Act or applicable state securities laws for the resale of the Option Shares.

                                       5.

         (c) By reason of the Optionee's knowledge and experience in financial and business matters in general, and investments in particular, as well as the Optionee's relationship with the Corporation, the Optionee is capable of evaluating the merits and risks of an investment in the Option Shares.

         (d) The Optionee realizes that the acquisition of the Option Shares is a long-term investment, and the Optionee must bear the economic risk of such investment for an indefinite period of time.

         (e) Notwithstanding any of the other provisions of this Agreement, the Optionee shall not exercise the Option, and the Corporation will not be obligated to issue the Option Shares to the Optionee hereunder, if the exercise of the Option or the issuance of the Option Shares will constitute a violation by the Optionee or the Corporation of any provisions of any law or regulation of any governmental authority.

13.)     Restriction on Transfer After a Public Offering. The Optionee
understands that the Corporation at a future date may file a registration or offering statement (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission to facilitate a public offering of its securities. The Optionee agrees, for the benefit of the Corporation, that should such an initial public offering be made and should the managing underwriter of such offering require, the Optionee will not, without the prior written consent of the Corporation and such underwriter, during the "Lockup Period" as defined herein:
(a) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares beneficially owned by the undersigned during the Lockup Period; (b) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any Shares beneficially owned by the undersigned during the Lockup Period; or (c) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "Lockup Period" shall mean the lesser of (x) twelve (12) months and (y) the period during which Corporation officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Corporation's Common Stock. The Lockup Period shall commence on the effective date of the Registration Statement.

14.)     Stop Transfer Order and Restrictive Legend. The Optionee agrees that the Corporation may place a stop transfer order with its registrar and transfer agent (if any) covering all of the Option Shares. The Optionee agrees that the Corporation may place one or more restrictive legends on any certificates evidencing the Option Shares containing substantially the following language:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, have not been registered under any state securities law, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or an opinion of counsel for the

                                       6.

                  Company that such transaction is exempt from registration under the Securities Act of 1933, as amended, and under the applicable state securities laws.

                  Sale or other transfer of these securities is further restricted for up to twelve (12) months following an initial public offering of securities of the Company.

15.)     Postponement of Exercise. Notwithstanding anything herein to the contrary, the Corporation shall have the right to delay any exercise for a period of up to one hundred eighty (180) days for the purpose of: (a) ensuring the availability of an exemption under applicable securities laws for the issuance of the Option Shares to the Optionee in light of the transactions by the Corporation in its securities; and/or (b) facilitating a distribution of the Corporation's securities. In either case, if the Corporation elects to delay any such exercise, the Corporation shall inform the Optionee, in writing, of such delay and the terms of such delay. Any such delay shall not lead to any change in the Option Price or the terms of the Option and shall not extend the term of any Option unless such delay would extend past the expiration date of such Option. In such case, the expiration date shall be extended to thirty (30) days after the end of such delay.

16.)     Nontransferability of Option. The Option granted under this Agreement is not transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent, and any attempt to otherwise transfer the Option will render it null and void. The Option is exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative.

17.)     Withholding Taxes. The Optionee acknowledges that under the law in effect as of the date of this Agreement, the Optionee will generally realize income for federal and state income tax purposes at the time of the grant and/or exercise of the Option, and further, that such income may constitute compensation subject to withholding of income taxes. At the time of any exercise of the Option, the Optionee will make arrangements with the Corporation to satisfy any withholding tax obligations resulting from the exercise of the Option.

18.)     Loss, Theft, Destruction or Mutilation of Option Agreement. Upon
receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Option Agreement, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Option Agreement, if mutilated, the Corporation will make and deliver a new Option Agreement of like tenor and dates as of such cancellation, in lieu of this Option Agreement.

                                       7.

19.)     No Limitation on Corporate Action. No provisions of this Agreement and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Corporation of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

20.) Miscellaneous. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota without reference to such state's conflict of laws provisions. The headings in this Agreement are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Corporation and the Optionee. All notices and other communications from the Corporation to the Optionee shall be sent by certified mail, return receipt requested, or delivered by overnight delivery service to the address furnished to the Corporation in writing by the Optionee who shall have furnished an address to the Corporation in writing.

21.)     Counterparts. This Agreement may be executed in separate and several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Corporation and the Optionee have executed this Agreement as of the day and year first above written.

CORPORATION:                                 OPTIONEE:
REDLINE PERFORMANCE                          MARK A. PAYNE
PRODUCTS, INC.

By:/s/ Kent H. Harle                         /s/ Mark A. Payne
   -----------------------------------       -----------------------------------
   Print Name: Kent H. Harle
   Its: CEO

                                       8.

                       REDLINE PERFORMANCE PRODUCTS, INC.

                               NOTICE OF EXERCISE

To:      The Officers and Directors of Redline Performance Products, Inc.

RE:      Exercise of Stock Option

Ladies and Gentlemen:

Pursuant to the terms of that certain Stock Option Agreement dated the _____ day of _______________, 2002, this letter is to notify you that I hereby exercise my outstanding stock option to purchase ___________________________ (__________)
shares of common stock (the "Securities") of Redline Performance Products, Inc. In payment of the exercise price per share, attached is a:

         [ ]       (i)     a check in the amount of $_________________ made
                           payable to Redline Performance Products, Inc.; or
         [ ]      (ii)     another form of consideration acceptable to Redline
                           Performance Products, Inc. (explain):
         _______________________________________________________________________

         _______________________________________________________________________

Dated: __________________ ___, 20__

_______________________________________
Optionee Signature

_______________________________________
Optionee Name (Printed or Typed)

_______________________________________
Street Address

_______________________________________
City, State, Zip Code

_______________________________________
Social Security Number

                                        10.